UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                November 6, 2013

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On November 7, 2013, M. Kevin McEvoy, our President and Chief Executive Officer, will deliver a presentation at our Investor & Analyst Day featuring our Subsea Products - Tooling operation in Houston, TX. Interested parties may view the handouts for the presentation by using the Investor Relations link at Oceaneering's website, www.oceaneering.com, beginning on November 6, 2013 at approximately 4:00 p.m. Central Standard Time.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain information contained in the handouts and prepared statements for the one-on-one meetings are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate, " "project, " "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handouts for the presentation and accompanying prepared statements include:

•	Our expectation that our 2013 earnings per share will be in the range of $3.35 to $3.40;

•
Our belief that our Subsea Products and Subsea Projects operations will perform better than we had forecast when we issued our initial 2013 earnings per share guidance of $3.00 to $3.25 in October 2012.

•	Our expectation that our 2013 earnings will be a record for us, and up more than 25% from 2012;

•	Our expectation that our 2014 earnings per share will be in the range of $3.90 to $4.10;

•
Our anticipation that in 2014 there will be continued global demand growth for our services and products to support deepwater drilling, field development and inspection, maintenance and repair activities;

•	Our anticipation that all of our oilfield operating segments will have higher operating income in 2014 compared to what we anticipate in 2013, with:

▪	ROVs on greater service demand to support drilling and vessel-based projects, led by increased activity offshore Africa;

▪	Subsea Products on higher demand for all our major product lines;

▪	Subsea Projects on growth in deepwater intervention activity in the U.S. Gulf of Mexico and additional work offshore Angola; and

▪	Asset Integrity on increased service revenue in most of the geographic areas in which we operate;

•
Our belief that all our major Subsea Products business segment product lines (tooling, umbilicals, installation and workover control systems (IWOCS) services, and subsea hardware) have good growth prospects, and that tooling offers us the highest operating income growth opportunity over the next five years;

•
Our belief that our five-year outlook in general, and for tooling in particular, is very good as we anticipate global demand growth for our services and products to support deepwater drilling, field development and inspection, maintenance and repair activities;

•
Our belief that, given the announcements of new floating drilling rigs being built and assuming a future fleet utilization of 90%, demand for those rigs will continue to rise for at least the next five years;

•	Our belief that floating rig use may grow by 40% during the next five years, and drive demand for our ROV services and associated tooling we provide to support drilling operations;

•
Our belief that growth in drilling has significant implications for future growth of deepwater field development activity, and follow-on life-of-field maintenance work, which should further increase demand for our ROVs on vessels, and our Subsea Products and Subsea Projects businesses;

•	Our belief that subsea tree installations lead to connection hardware sales and vessel-based ROV and tooling demand;

•	Our belief that our Subsea Products operating income is related to the number of subsea completions in service;

•
Our belief that the projected rise in tree installations and the growing level of subsea completions in service will act as catalysts for future growth of our Subsea Products and Subsea Projects operations and profits;

•
Our belief that, in regard to our tooling operations, life-of-field inspection, maintenance and repair contributes the most to our operating income, followed by construction and then drilling activities;

•	Our assessment of profit growth opportunities over the next five years regarding the tooling we sell and the tooling we rent or offer as a service;

•	Our belief that tooling to support the construction and production phases of a field's life cycle offers us more profit growth potential than that of the drilling phase;

•
Our estimate of the relative profit rankings for 2017 for our tooling categories of: drilling as good; construction as better; and production and life-of-field inspection, maintenance and repair as best, with all three increasing over that of 2013;

•
Our anticipation that increased tooling demand, with an emphasis on the service/rental side, to support the ongoing IMR effort on additional subsea fields in production will be the largest single growth driver.

•	Our opinion that to the extent that subsea processing is adopted in future field development installations, tooling demand will be even greater.

•	Our belief that tooling will be needed for the inspection and monitoring of the processing equipment to perform, for example, vibration analysis of rotating hardware.

•	Our belief that tooling will also be needed to recover and reinstall subsea processing equipment modules for repair or replacement.

▪	Our belief that some deepwater projects over the next five years may continue to experience the same major issues they have in the past:

•	cost overruns;

•	production start-up delays; and

•	technical challenges;

•
Our belief that, notwithstanding the aforementioned issues, the sheer volume of work being considered will carry the day and there will likely be a meaningful pickup in deepwater activity over the next five years and this will provide growth opportunities for our tooling offerings, and we are well positioned to participate in this growth.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2012 and our subsequent Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	November 6, 2013	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer